                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 AMENDMENT NO. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                        October 24, 2001 (August 10,2001)


                           MARKWEST HYDROCARBON, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                     1-11566                 84-1352233
(STATE OR OTHER JURISDICTION OF      (Commission File         (I.R.S. EMPLOYER
 INCORPORATION OR ORGANIZATION)           Number)            IDENTIFICATION NO.)


                       155 Inverness Drive West, Suite 200
                             DENVER, COLORADO 80112
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (303) 290-8700
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  AUDITED FINANCIAL STATEMENT OF BUSINESS ACQUIRED.

     On August 10, 2001, MarkWest Hydrocarbon, Inc. completed an acquisition of 100% of the stock of two privately-owned independent exploration and production companies - Leland Energy Canada Ltd. and Watford Energy Ltd. (combined as "Leland/Watford" herein), both headquartered in Calgary, Alberta, Canada. Combined Leland/Watford was acquired for approximately $50 million (U.S.). A Current Report on Form 8-K was filed on August 27, 2001. Audited combined financial statements for Leland/Watford as of and for the periods ended December 31, 1999 and 2000 and unaudited combined financial statements for the six months ended June 30, 2000 and 2001 follow.

AUDITORS' REPORT TO THE DIRECTORS

We have audited the combined balance sheets of the Leland/Watford Group, as defined in note 1(a), as at December 31, 2000 and 1999 and the combined statements of operations, Group's equity and cash flows for the periods ended December 31, 2000 and 1999. These financial statements are the responsibility of the Group's management. Our responsibility is to express an opinion on these financial statements based on our audits.

With respect to the combined financial statements for the period ended December 31, 2000, we conducted our audit in accordance with Canadian generally accepted auditing standards and United States generally accepted auditing standards. With respect to the combined financial statements for the period ended December 31, 1999, we conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these combined financial statements present fairly, in all material respects, the financial position of the Group as at December 31, 2000 and 1999 and the results of its operations and its cash flows for the periods ended December 31, 2000 and 1999, in accordance with Canadian generally accepted accounting principles.

Canadian generally accepted accounting principles vary in certain significant respects from accounting principles generally accepted in the United States. Application of accounting principles generally accepted in the United States would have affected results of operations for the periods ended December 31, 2000 and 1999, to the extent summarized in note 10 to the combined financial statements.


/s/ KPMG LLP

Chartered Accountants


Calgary, Canada
October 19, 2001

                              FINANCIAL STATEMENTS

LELAND/WATFORD GROUP
Combined Balance Sheets

December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

                                                   2000                1999
                                                -----------         -----------
Assets
Current assets:
      Cash and short-term investments           $ 7,979,602         $        --
      Accounts receivable                         6,577,685           2,868,988
      Prepaid expenses                              449,615             178,376
      Due from related parties (note 4)                  --              44,386
                                                -----------         -----------
                                                 15,006,902           3,091,750
Capital assets (note 2)                          16,661,934          13,408,007
                                                -----------         -----------
                                                $31,668,836         $16,499,757
                                                ===========         ===========

Liabilities and Group's Equity
Current liabilities:
      Accounts payable                          $ 6,265,131         $ 4,419,808
      Income taxes payable                        1,836,953                  --
      Bank indebtedness (note 3)                    575,000             549,235
      Due to related parties (note 4)             6,185,301                  --
                                                -----------         -----------
                                                 14,862,385           4,969,043

Site restoration (note 2)                            71,700              22,260

Future income taxes (note 6)                      5,023,369             110,322

Group's equity (notes 1(a) and 5)                11,711,382          11,398,132
                                                -----------         -----------
Subsequent events (notes 5, 8 and 9)
Commitments (note 8)                            $31,668,836         $16,499,757
                                                ===========         ===========

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Combined Statements of Operations

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

                                                          2000                  1999
                                                       ------------          ------------
Revenues:
      Petroleum and natural gas sales                  $ 21,422,509          $  5,990,177
      Royalties                                          (4,437,053)           (1,211,253)
                                                       ------------          ------------
                                                         16,985,456             4,778,924
Expenses:
      Production                                          2,420,239             1,255,678
      General and administration                          1,520,884               898,057
      Depletion, depreciation and amortization            2,778,187               858,762
                                                       ------------          ------------
                                                          6,719,310             3,012,497

Earnings before other items and income taxes             10,266,146             1,766,427

Other income (expense) items:
      Gain on sale of partnership (note 1(a))             8,679,640                    --
      Interest and other income                             491,056               353,263
      Interest expense                                      (60,038)               (1,576)
                                                       ------------          ------------
                                                          9,110,658               351,687
Income taxes (note 6)
      Current                                             1,836,953                    --
      Future                                              4,913,047               110,322
                                                       ------------          ------------
                                                          6,750,000               110,322
                                                       ------------          ------------
Net earnings                                           $ 12,626,804          $  2,007,792
                                                       ============          ============

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Combined Statements of Group's Equity

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

                                                        Retained
                                                        Earnings         Partners'           Share
                                                       (Deficit)           Equity            Capital             Total
                                                     ------------       ------------       ------------       ------------
                                                                         (note 1(a))         (note 5)
Balance, January 1, 1999                             $         --       $         --       $         --       $         --
      Issuance of share capital                                --                 --                120                120
      Capital contributions                                    --          9,390,220          9,390,220
      Net earnings (loss)                                 (76,864)         2,084,656                 --          2,007,792
                                                     ------------       ------------       ------------       ------------
Balance, December 31, 1999                                (76,864)        11,474,876                120         11,398,132
      Issuance of share capital                                --                 --                250                250
      Re-purchase of share capital                             --                 --               (116)              (116)
      Net earnings                                     11,304,382          1,322,422         12,626,804
      Capital dividends paid                           (3,729,167)                --                 --         (3,729,167)
      Allocation and distribution of
        accumulated earnings of the partnership
        on the sale of the partnership                    851,769         (3,407,078)                --         (2,555,309)
      Distributions to related parties on
        the sale of the partnership                       (59,867)        (5,969,345)                --         (6,029,212)
      Allocation of partners' equity to share
        capital through the transfer of net
        assets                                                 --         (3,420,875)         3,420,875                 --
                                                     ------------       ------------       ------------       ------------
Balance, December 31, 2000                           $  8,290,253       $         --       $  3,421,129       $ 11,711,382
                                                     ============       ============       ============       ============

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Combined Statements of Cash Flows

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

                                                                     2000                 1999
                                                                 ------------          ------------
Cash provided by (used in):

Operations:
      Net earnings                                               $ 12,626,804          $  2,007,792
      Items not involving cash:
           Gain on sale of partnership                             (8,679,640)                   --
           Depletion, depreciation and amortization                 2,778,187               858,762
           Future income taxes                                      4,913,047               110,322
                                                                 ------------          ------------
                                                                   11,638,398             2,976,876
   Change in non-cash operating working capital (note 7)           (2,208,870)              434,444
                                                                 ------------          ------------
                                                                    9,429,528             3,411,320
Financing:
      Distributions on the sale of partnership                     (8,584,521)                   --
      Change in due to/from related parties                         6,229,687               (44,386)
      Capital dividends paid                                       (3,729,167)                   --
      Increase in bank indebtedness                                    25,765               549,235
      Issuance of share capital                                           250                   120
      Re-purchase of share capital                                       (116)                   --
      Capital contributions                                                --             9,390,220
                                                                 ------------          ------------
                                                                   (6,058,102)            9,895,189
Investing:
      Capital asset additions                                     (18,153,072)          (14,244,509)
      Partner's interest in capital assets on the
        sale of the partnership                                     9,127,156                    --
      Proceeds on the sale of partnership                          11,722,882                    --
      Change in non-cash working capital relating to
        investing (note 7)                                          1,911,210               938,000
                                                                 ------------          ------------
                                                                    4,608,176           (13,306,509)
Increase in cash and short-term investments                         7,979,602                    --

Cash and short-term investments, beginning of period                       --                    --
                                                                 ------------          ------------
Cash and short-term investments, end of period                   $  7,979,602          $         --
                                                                 ============          ============

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

GENERAL:

     The Leland/Watford Group (the "Group") is comprised of various entities (see note 1(a)) that are engaged in the exploration for and development and production of crude oil and natural gas.

1.   SIGNIFICANT ACCOUNTING POLICIES:

     (a)  Basis of presentation:

          The combined financial statements of the Group comprise all of the accounts of the following entities for the period beginning with the later of the incorporation or formation date of the entity or the start of the calendar year as detailed below:

                                                Period ended                            Period ended
                                              December 31, 2000                       December 31, 1999
                                              -----------------                       -----------------
 (1)  Leland Energy Canada Ltd.        April 20, 2000 to December 31, 2000      N/A
 (2)  Brian Hiebert Energy Limited     Year ended December 31, 2000             December 22, 1999 to December 31, 1999
 (3)  Guy Grierson Energy Limited      Year ended December 31, 2000             Year ended December 31, 1999
 (4)  Gord Maybee Energy Limited       Year ended December 31, 2000             Year ended December 31, 1999
 (5)  Ian de Bie Energy Limited        Year ended December 31, 2000             Year ended December 31, 1999
 (6)  E. Hiebert Energy Limited        Year ended December 31, 2000             December 23, 1999 to December 31, 1999
 (7)  R. Grierson Energy Limited       Year ended December 31, 2000             December 23, 1999 to December 31, 1999
 (8)  P. Maybee Energy Limited         Year ended December 31, 2000             December 23, 1999 to December 31, 1999
 (9)  K. de Bie Energy Limited         Year ended December 31, 2000             December 23, 1999 to December 31, 1999
(10)  Hiebert Watford Holdings Ltd.    March 3, 2000 to December 31, 2000       N/A
(11)  Grierson Watford Holdings Ltd.   Year ended December 31, 2000             December 22, 1999 to December 31, 1999
(12)  Maybee Watford Holdings Ltd.     March 3, 2000 to December 31, 2000       N/A
(13)  de Bie Watford Holdings Ltd.     Year ended December 31, 2000             December 22, 1999 to December 31, 1999
(14)  Watford Energy Ltd.              July 12, 2000 to December 31, 2000       N/A
(15)  Leland Energy Limited            January 1, 2000 to April 30, 2000        March 1, 1999 to December 31, 1999
      Partnership
(16)  Hiebert Resources Ltd.           Year ended December 31, 2000             Year ended December 31, 1999
(17)  Grierson Resources Ltd.          Year ended December 31, 2000             Year ended December 31, 1999
(18)  Maybee Resources Ltd.            Year ended December 31, 2000             May 19, 1999 to December 31, 1999
(19)  Wild River Resources Ltd.        Year ended December 31, 2000             Year ended December 31, 1999

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (a)  Basis of presentation (continued):

          The combined financial statements have been prepared to meet the needs of MarkWest Acquisitions Corp., the purchaser of the Group (see note
          9), in satisfying its filing requirements with the United States Securities and Exchange Commission.

          The combined financial statements of the Group have been prepared on a basis that the Group's management believes to be reasonable and appropriate and reflect the financial position, results of operations and cash flows of businesses that comprise the above-noted entities that comprise the Group, with all significant intragroup transactions and balances eliminated.

          The combined financial statements include the results of operations of the Leland Energy Limited Partnership (the "Partnership"), an entity that was owned 25% collectively by Hiebert Resources Ltd., Grierson Resources Ltd., Maybee Resources Ltd. and Wild River Resources Ltd. and owned 75% by Kaiser Energy Ltd., a company controlled by the controlling shareholder of Leland Energy Canada Ltd. During the year ended December 31, 2000, the Partnership distributed certain of its net assets with a net book value totaling $3,569,044 to the partners. The Partnership was then subsequently sold, which resulted in a gain totaling $8,679,640 for those entities included within the Group that collectively owned 25% of the Partnership. Kaiser Energy Ltd. then transferred its 75% share of the net assets distributed to Leland Energy Canada Ltd. by issuing 20,333 Class A common shares with a book value aggregating $3,420,875 (see note 5). As the results of operations of the Partnership ultimately flowed directly to the individual partners, these combined financial statements reflect an adjustment both on the distribution of the net assets of the Partnership to the partners and the allocation of the partner's equity on its disposition.

     (b)  Petroleum and natural gas properties and equipment:

          (i)  Capitalized costs:

               The Group followed the full cost method of accounting for its petroleum and natural gas properties. Under this method, all costs related to the exploration for and development of petroleum and natural gas reserves are capitalized. Costs include lease acquisition costs, geological and geophysical expenses, overhead directly related to exploration and development activities and costs of drilling both productive and non-productive wells. Proceeds from the sale of properties are applied against capitalized costs, without any gain or loss being realized, unless such sale would significantly alter the rate of depletion and depreciation.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (b)  Petroleum and natural gas properties and equipment (continued):

          (ii) Depletion and depreciation:

               Depletion of petroleum and natural gas properties and depreciation of production equipment is provided using the unit-of-production method based upon estimated proven petroleum and natural gas reserves. The costs of significant unevaluated properties are excluded from costs subject to depletion. For depletion and depreciation purposes, relative volumes of petroleum and natural gas production and reserves are converted at the energy equivalent conversion rate of six thousand cubic feet of natural gas to one barrel of crude oil.

         (iii) Ceiling test:

               In applying the full cost method, the Group calculates a ceiling test whereby the net book value of petroleum and natural gas properties and production equipment, net of the accumulated provision for site restoration costs, is compared annually to an estimate of future net cash flow from the production of proven reserves. Net cash flow is estimated using period end prices, less estimated future general and administrative expenses, financing costs and income taxes. Should this comparison indicate an excess net book value, the excess is charged against earnings as additional depletion and depreciation.

          (iv) Joint venture:

               The Group conducts substantially all of its oil and gas exploration and production activities on a joint venture basis. These combined financial statements reflect only the Group's proportionate interest in such activities.

     (c)  Site restoration provision:

          The Group provides for an estimate of future site restoration costs over the life of the proven reserves on a unit-of-production basis. Costs are estimated each year by management based on current regulations, costs, technology and industry standards. Actual site restoration costs are charged against the accumulated provision account as incurred.

     (d)  Income taxes:

          The Group uses the liability method of accounting for income taxes. Under this method, income tax liabilities and assets are recognized for the estimated tax consequences attributable to differences between the amounts reported in the financial statements and their respective tax bases, using income tax rates enacted at the balance sheet date. The effect of a change in rates on future income tax liabilities and assets is recognized in the period that the change occurs.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

1.   SIGNIFICANT ACCOUNTING POLICIES (CONTINUED):

     (e)  Revenue recognition:

          Revenues from the sale of crude oil, natural gas and natural gas liquids are recorded on a gross basis when title passes to an external party.

     (f)  Hedging activities:

          The Group may use forward contracts to hedge its exposure to commodity price fluctuations. Gains or losses on oil and natural gas transactions are reported as adjustments to oil and natural gas revenues when the related production is sold.

     (g)  Short-term investments:

          The Group considers all highly liquid investments with a remaining maturity of three months or less at the time of purchase to be cash equivalents.

     (h)  Use of estimates:

          The preparation of financial statements in accordance with Canadian generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The most significant estimates relate to determining the provisions for depletion, depreciation and site restoration as well as the ceiling test which are based upon estimates of proven reserves and future costs. Actual results could differ from these estimates.

2.   CAPITAL ASSETS:

                                                                 Accumulated
                                                                depletion and          Net book
                                                Cost            depreciation            value
                                             -----------        ------------         -----------
2000
Petroleum and natural gas properties
  and production equipment                   $20,101,128         $ 3,511,302         $16,589,826
Office furniture and equipment                   126,055              53,947              72,108
                                             -----------        ------------         -----------
                                             $20,227,183         $ 3,565,249         $16,661,934
                                             ===========         ===========         ===========

1999
Petroleum and natural gas properties
  and production equipment                   $14,138,110         $   817,675         $13,320,435
Office furniture and equipment                   106,399              18,827              87,572
                                             -----------        ------------         -----------
                                             $14,244,509         $   836,502         $13,408,007
                                             ===========         ===========         ===========

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

2.   CAPITAL ASSETS (CONTINUED):

     At December 31, 2000, approximately $415,000 (December 31, 1999 - $56,000)
     of unevaluated properties were excluded from the depletion and depreciation calculation. At December 31, 2000, the estimated future site restoration costs to be accrued over the remaining proved reserves totaled approximately $877,000 (December 31, 1999 - $566,000). During the periods ended December 31, 2000 and 1999 no overhead applicable to acquisition, development and exploration activities was capitalized to petroleum and natural gas properties.

3.   BANK INDEBTEDNESS:

     At December 31, 2000, the Group has a number of revolving production loan credit facilities aggregating to a maximum of $2,000,000. The loans bear interest at the bank's prime rate plus 1% per annum, are due on demand and are unsecured. As at December 31, 2000, $575,000 of the loan credit facilities was outstanding.

4.   DUE TO/FROM RELATED PARTIES:

     The amounts due to/from related parties are due to/from shareholders, officers, and directors of the Group or companies under their control. These amounts are unsecured, non-interest bearing and with no specific terms of repayment.

5.   SHARE CAPITAL:

     Share capital consists of the capital of each of the individual companies listed in note 1(a). Details of the share capital is as follows:

     (a)  Leland Energy Canada Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of Class A voting shares; and

               (ii) Unlimited number of non-voting Class B shares.

          (ii) Class A voting shares issued:

                                                                         Number of         Total
                                                                          Shares           Amount
               Balance, December 31, 1999                                     --         $       --
                 Issued on incorporation                                     100                 10
                 Issued on the distribution of the net assets
                    of the Leland Energy Limited Partnership              20,333          3,420,875
                                                                          ------         ----------
               Balance, December 31, 2000                                 20,433         $3,420,885
                                                                          ======         ==========

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (b)  Brian Hiebert Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                  1,000,100                25
                                                  ---------         ---------
               December 31, 2000                  1,000,100         $      25
                                                  =========         =========

               Subsequent to December 31, 2000, Brian Hiebert Energy Limited issued 268,377 voting flow-through common shares for proceeds totaling $268,377.

     (c)  Guy Grierson Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                  1,000,100                25
                                                  ---------         ---------
               December 31, 2000                  1,000,100         $      25
                                                  =========         =========

               Subsequent to December 31, 2000, Guy Grierson Energy Limited issued 268,377 voting flow-through common shares for proceeds totaling $268,377.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (d)  Gord Maybee Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                  1,000,100                25
                                                  ---------         ---------
               December 31, 2000                  1,000,100         $      25
                                                  =========         =========

               Subsequent to December 31, 2000, Gord Maybee Energy Limited issued 205,674 voting flow-through common shares for proceeds totaling $164,539.

     (e)  Ian deBie Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                  1,000,100                25
                                                  ---------         ---------
               December 31, 2000                  1,000,100         $      25
                                                  =========         =========

               Subsequent to December 31, 2000, Ian de Bie Energy Limited issued 253,174 voting flow-through common shares for proceeds totaling $202,539.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (f)  E. Hiebert Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                  1,000,100                25
                                                  ---------         ---------
               December 31, 2000                  1,000,100         $      25
                                                  =========         =========

     (g)  R. Grierson Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                  1,000,100                25
                                                  ---------         ---------
               December 31, 2000                  1,000,100         $      25
                                                  =========         =========

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)


5.   SHARE CAPITAL (CONTINUED):

     (h)  P. Maybee Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                  1,000,100                25
                                                  ---------         ---------
               December 31, 2000                  1,000,100         $      25
                                                  =========         =========

     (i)  K. deBie Energy Limited:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                  1,000,100                25
                                                  ---------         ---------
               December 31, 2000                  1,000,100         $      25
                                                  =========         =========

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)


5.   SHARE CAPITAL (CONTINUED):

     (j)  Watford Energy Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                        100               100
                                                  ---------         ---------
               December 31, 2000                        100         $     100
                                                  =========         =========

               The outstanding shares of Watford Energy Ltd. as at December 31, 2000 were issued to and held collectively by Hiebert Watford Holdings Ltd., Grierson Watford Holdings Ltd., Maybee Watford Holdings Ltd. and de Bie Watford Holdings Ltd. and as a result, the share capital and related investment balances were eliminated in the preparation of the combined financial statements.

     (k)  Hiebert Watford Holdings Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                        100                10
                                                  ---------         ---------
               December 31, 2000                        100         $      10
                                                  =========         =========

               Subsequent to December 31, 2000, Hiebert Watford Holdings Ltd. issued 1,733,785 voting flow-through common shares for proceeds totaling $1,733,785. Of these shares issued, 985,100 shares were issued to Hiebert Resources Ltd., a company which forms part of the Group, for proceeds totaling $985,100.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (l)  Grierson Watford Holdings Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                        100                10
                                                  ---------         ---------
               December 31, 2000                        100         $      10
                                                  =========         =========

               Subsequent to December 31, 2000, Grierson Watford Holdings Ltd. issued 1,733,785 voting flow-through common shares for proceeds totaling $1,733,785. Of these shares issued, 985,100 shares were issued to Grierson Resources Ltd., a company which forms part of the Group, for proceeds totaling $985,100.

     (m)  Maybee Watford Holdings Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                        100                10
                                                  ---------         ---------
               December 31, 2000                        100         $      10
                                                  =========         =========

               Subsequent to December 31, 2000, Maybee Watford Holdings Ltd. issued 865,141 voting flow-through common shares for proceeds totaling $865,141. Of these shares issued, 492,391 shares were issued to Maybee Resources Ltd., a company which forms part of the Group, for proceeds totaling $492,391.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (n)  De Bie Watford Holdings Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of voting preferred shares.

          (ii) Voting common shares issued:

                                                  Number of           Total
                                                    Shares            Amount
                                                  ---------         ---------
               Balance, December 31, 1999                --         $      --
                 Issued for cash                        100                10
                                                  ---------         ---------
               December 31, 2000                        100         $      10
                                                  =========         =========

               Subsequent to December 31, 2000, De Bie Watford Holdings Ltd. issued 1,255,006 voting flow-through common shares for proceeds totaling $1,255,006. Of these shares issued, 714,126 shares were issued to Wild River Resources Ltd., a company which forms part of the Group, for proceeds totaling $714,126.

     (o)  Hiebert Resources Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of non-voting common shares.

          (ii) Common shares issued:


                                                      Non-voting                    Voting
                                                  -------------------         -------------------
                                                  Number       Amount         Number       Amount
                                                  ------       ------         ------       ------
               Balance, January 1, 1999             --          $ --            --          $ --
                 Issued for cash                    49            15            51            15
                                                  ----          ----          ----          ----
               Balance, December 31, 1999           49            15            51            15
                 Repurchased                       (49)          (15)          (50)          (14)
                                                  ----          ----          ----          ----
               December 31, 2000                    --          $ --             1          $  1
                                                  ====          ====          ====          ====

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (p)  Grierson Resources Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of non-voting common shares.

          (ii) Common shares issued:

                                                      Non-voting                    Voting
                                                  -------------------         -------------------
                                                  Number       Amount         Number       Amount
                                                  ------       ------         ------       ------
               Balance, January 1, 1999             --          $ --            --          $ --
                 Issued for cash                    49            15            51            15
                                                  ----          ----          ----          ----
               Balance, December 31, 1999           49            15            51            15
                 Repurchased                       (49)          (15)          (50)          (14)
                                                  ----          ----          ----          ----
               December 31, 2000                    --          $ --             1          $  1
                                                  ====          ====          ====          ====

     (q)  Maybee Resources Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of non-voting common shares.

          (ii) Common shares issued:

                                                      Non-voting                    Voting
                                                  -------------------         -------------------
                                                  Number       Amount         Number       Amount
                                                  ------       ------         ------       ------
               Balance, January 1, 1999             --          $ --            --          $ --
                 Issued for cash                    49            15            51            15
                                                  ----          ----          ----          ----
               Balance, December 31, 1999           49            15            51            15
                 Repurchased                       (49)          (15)          (50)          (14)
                                                  ----          ----          ----          ----
               December 31, 2000                    --          $ --             1          $  1
                                                  ====          ====          ====          ====

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

5.   SHARE CAPITAL (CONTINUED):

     (r)  Wild River Resources Ltd.:

          (i)  Authorized:

               (i)  Unlimited number of voting common shares; and

               (ii) Unlimited number of non-voting common shares.

          (ii) Common shares issued:

                                                      Non-voting                    Voting
                                                  -------------------         -------------------
                                                  Number       Amount         Number       Amount
                                                  ------       ------         ------       ------
               Balance, January 1, 1999             --          $ --            --          $ --
                 Issued for cash                    49            15            51            15
                                                  ----          ----          ----          ----
               Balance, December 31, 1999           49            15            51            15
                 Repurchased                       (49)          (15)          (50)          (14)
                                                  ----          ----          ----          ----
               December 31, 2000                    --          $ --             1          $  1
                                                  ====          ====          ====          ====

6.   INCOME TAXES:

     The provision for income taxes differs from the amount obtained by applying the combined Canadian Federal and Alberta Provincial income tax rate of 44.6% to earnings before income taxes. The difference relates to the following items:

                                                                           2000                 1999
                                                                        -----------          -----------
     Computed expected tax                                              $ 8,642,055          $   944,679

     Non-deductible crown charges, net of Alberta Royalty
       Tax Credits                                                          534,101              231,592
     Small business rate reduction                                               --             (180,425)
     Resource allowance                                                  (1,587,919)            (188,207)
     Non-taxable partnership income (note 1(a))                            (442,350)            (697,317)
     Non-taxable portion of gain on the sale of the partnership            (395,887)                  --
                                                                        -----------          -----------
                                                                        $ 6,750,000          $   110,322
                                                                        ===========          ===========

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

6.   INCOME TAXES (CONTINUED):

     The components of the net future income tax liability are as follows:

                                                        2000                 1999
                                                     -----------          -----------
     Future income tax assets:
          Future site restoration                    $    23,800          $     3,200
          Capital assets                                      --               34,600
                                                     -----------          -----------
                                                          23,800               37,800
     Future income tax liabilities:
          Capital assets                              (4,554,269)                  --
          Deferred partnership income                   (492,900)            (148,122)
                                                     -----------          -----------
     Net future income tax asset (liability)         $(5,023,369)         $  (110,322)
                                                     ===========          ===========

7.   SUPPLEMENTAL CASH FLOW DISCLOSURE:

     (a)  Changes in non-cash working capital:

                                                         2000                 1999
                                                      -----------          -----------
     Accounts receivable                              $(3,708,697)         $(2,868,988)
     Prepaid expenses                                    (271,239)            (178,376)
     Accounts payable                                   1,845,323            4,419,808
     Income taxes payable                               1,836,953                   --
                                                      -----------          -----------
                                                         (297,660)           1,372,444
     Add (deduct) changes in non-cash working
       capital relating to investing                   (1,911,210)            (938,000)
                                                      -----------          -----------
                                                      $(2,208,870)         $   434,444
                                                      ===========          ===========

     (b)  The following cash payments were made:

                        2000            1999
                      -------         -------
     Interest         $61,614         $    --
     Taxes            $63,500         $    --

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

8.   COMMITMENTS:

     (a)  Hedging activities:

          Subsequent to December 31, 2000, the Group entered into various forward commodity contracts as follows:

                                                       Start                  Termination
          Commodity           Volumes (i)               Date                     Date                     Price
          ---------           ------------        ----------------         ----------------         -----------------
          Natural gas         1,000 GJ/day         January 1, 2001           March 31, 2001            $9.00/GJ Floor
                                                                                                    $12.40/GJ Ceiling
          Natural gas         1,000 GJ/day             May 1, 2001             May 31, 2001                 $6.815/GJ
          Natural gas         6,000 GJ/day            June 1, 2001         October 31, 2001                 $6.940/GJ
          Natural gas         1,000 GJ/day        November 1, 2001           March 31, 2002                 $6.815/GJ

          (i)  A GJ is defined as a gigajoule

     (b)  Drilling commitment:

          During the year ended December 31, 2000 the Group entered into a farm-in agreement to drill 20 wells and acquire 40 square miles of seismic. As at December 31, 2000 the Group had drilled 5 wells and acquired 42 square miles of seismic. Subsequent to December 31, 2000, the Group drilled the remaining wells which satisfied all other obligations required under the farm-in agreement.

9.   SUBSEQUENT EVENT:

     On August 10, 2001, shareholders of the Group entered into an agreement to sell all of the issued and outstanding shares of the companies comprising the Group to Markwest Acquisitions Corp., a wholly-owned subsidiary of Markwest Hydrocarbon Inc.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

10.  RECONCILIATION TO ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED
     STATES:

     The Group's combined financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("GAAP"), which differ in some respects to those in the United States. Any differences in accounting principles as they pertain to the accompanying combined financial statements were not material except as described below:

                                                                   2000                 1999
                                                               ------------          ------------
     Net earnings in accordance with Canadian GAAP             $ 12,626,804          $  2,007,792
     Adjustments:
          Accounting for income taxes (a)                           (31,982)               (3,294)
                                                               ------------          ------------
     Net earnings under U.S. GAAP                              $ 12,594,822          $  2,004,498
                                                               ============          ============

     Balance sheet items in accordance with U.S. GAAP:

                                                                   2000                 1999
                                                               ------------          ------------
     Assets:
          Current assets                                       $ 15,006,902          $  3,091,750
          Capital assets                                         16,661,934            13,408,007
                                                               ------------          ------------
                                                               $ 31,668,836          $ 16,499,757
                                                               ============          ============
     Liabilities and Group Equity:
          Current liabilities                                  $ 14,862,385          $  4,969,043
          Site restoration                                           71,700                22,260
          Future income taxes (a)                                 5,058,645               113,616
          Group's equity                                         11,676,106            11,394,838
                                                               ------------          ------------
                                                               $ 31,668,836          $ 16,499,757
                                                               ============          ============

     (a) The Canadian GAAP liability method of accounting for income taxes requires the measurement of future income tax liabilities and assets using income tax rates that reflect enacted income tax rate reductions provided it is more likely than not that the Group will be eligible for such enacted rate reductions in the period of reversal. U.S. GAAP allows the recording of such rate reductions only when claimed.

LELAND/WATFORD GROUP
Notes to Combined Financial Statements

Periods ended December 31, 2000 and 1999 (note 1(a))
(Amounts Expressed in Canadian Dollars)

     ADDITIONAL U.S. GAAP DISCLOSURES:

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133), establishes new accounting and reporting standards for derivative instruments and for hedging activities. This statement requires an entity to establish, at the inception of a hedge, the method it will use for assessing the effectiveness of the hedging derivative and the measurement approach for determining the ineffective aspect of the hedge. SFAS 133 is effective for the Group commencing January 1, 2001. As at January 1, 2001, the adoption of the provisions of SFAS 133 would not impact the Group.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(b)  Unaudited Interim Financial Statements of Business Acquired.


LELAND/WATFORD GROUP
Interim Report for June 30, 2001 and 2000

Combined Balance Sheets
(Canadian Dollars)

                                                     June 30,           December 31,
                                                       2001                 2000
                                                    (unaudited)
                                                    -----------         -----------
Assets

Current assets:
      Cash and short-term investments               $ 7,432,555         $ 7,979,602
      Accounts receivable                             4,196,406           6,577,685
      Prepaid expenses                                  302,391             449,615
      Due from related parties                        3,281,951                  --
                                                    -----------         -----------
                                                     15,213,303          15,006,902

      Capital assets                                 22,941,854          16,661,934
                                                    -----------         -----------
   Total assets                                     $38,155,157         $31,668,836
                                                    ===========         ===========
Liabilities and Group's Equity

Current liabilities:
      Accounts payable                              $ 3,613,176         $ 6,265,131
      Income taxes payable                            5,192,347           1,836,953
      Bank indebtedness                                  15,000             575,000
      Due to related parties                          5,183,757           6,185,301
                                                    -----------         -----------
                                                     14,004,280          14,862,385

Site restoration                                        121,268              71,700

   Future income taxes                                6,161,353           5,023,369

   Group's equity (note 2)                           17,868,256          11,711,382
                                                    -----------         -----------
       Total liabilities and Group's Equity         $38,155,157         $31,668,836
                                                    ===========         ===========

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP

Interim Report for Six Months
 Ended June 30, 2001 and 2000

Combined Statements of Earnings and Group's Equity
(Canadian Dollars, unaudited)

                                                         Six months ended      Six months ended
                                                              June 30,             June 30,
                                                               2001                  2000
                                                         ----------------      ----------------
Revenues:
      Petroleum and natural gas sales                      $ 23,799,164          $  5,728,640
      Royalties                                              (6,486,760)           (1,150,542)
                                                           ------------          ------------
                                                             17,312,404             4,578,098
Expenses:
      Production                                              3,202,497               734,768
      General and administration                              1,145,125             1,016,807
      Bonuses (note 3)                                        5,725,455                    --
      Depletion, depreciation and amortization                2,039,407               839,437
                                                           ------------          ------------
                                                             12,112,484             2,591,012

Earnings before other items and income taxes                  5,199,920             1,987,086

Other income (expense) items:
      Gain on sale of partnership (note 4)                           --             8,679,640
      Gain on settlement of derivatives                       2,186,770                    --
      Interest and other income                                 115,745               259,322
                                                           ------------          ------------
                                                              2,302,515             8,938,962
Less: Income taxes
      Current                                                 3,355,394               509,246
      Future                                                   (287,394)            4,026,210
                                                           ------------          ------------
                                                              3,068,000             4,535,456
                                                           ------------          ------------
Net earnings                                               $  4,434,435          $  6,390,592
                                                           ============          ============
Group's equity, balance beginning of period                $ 11,711,382          $ 11,398,132
      Share capital issued (note 2)                           1,889,454                    --
      Net earnings for the period                             4,434,435             6,390,592
      Distributions paid to related parties on the
        Sale of the partnership                                      --            (8,584,521)
      Capital dividends paid                                   (167,015)           (3,729,167)
                                                           ------------          ------------
                                                              6,156,874            (5,923,096)
                                                           ------------          ------------
Group's Equity, balance end of period                      $ 17,868,256          $  5,475,036
                                                           ============          ============

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Interim Report for Six Months
 Ended June 30, 2001 and 2000

Combined Statements of Cash Flows
(Canadian Dollars, unaudited)

                                                           Six months ended      Six months ended
                                                               June 30,              June 30,
                                                                 2001                  2000
                                                           ----------------      ----------------
Cash provided by (used in):

Operations:
      Net earnings                                           $  4,434,435          $  6,390,592
      Items not involving cash:
        Depletion, depreciation and amortization                2,039,407               839,437
        Gain on sale of partnership                                    --            (8,679,640)
        Future income taxes                                      (287,394)            4,026,210
                                                             ------------          ------------
                                                                6,186,448             2,576,599

Change in non-cash operating working capital                    3,231,942            (1,923,041)
                                                             ------------          ------------
                                                                9,418,390               653,558
Financing:
      Distributions on the sale of the partnership                     --            (8,584,521)
      Issuance of share capital                                 3,314,832                    --
      Net change in loan payable                                 (560,000)             (549,235)
      Due from related parties                                 (4,283,495)            1,052,007
      Dividend payments                                          (167,015)           (3,729,167)
                                                             ------------          ------------
                                                               (1,695,678)          (11,810,916)
Investing:
      Capital asset additions                                  (8,269,759)           (4,145,217)
      Partners' interest in capital assets on
        the sale of the partnership                                    --             9,127,156
      Proceeds on the sale of partnership                              --            11,722,882
                                                             ------------          ------------
                                                               (8,269,759)           16,704,821
                                                             ------------          ------------
Change in cash and short-term investments                        (547,047)            5,547,463

Cash and short-term investments, beginning of period            7,979,602                    --
                                                             ------------          ------------
Cash and short-term investments, end of period               $  7,432,555          $  5,547,463
                                                             ============          ============

See accompanying notes to combined financial statements.

LELAND/WATFORD GROUP
Interim Report for Six Months
 Ended June 30, 2001 and 2000

Notes to Interim Financial Statements
(Canadian Dollars, unaudited)

1.   UNAUDITED FINANCIAL STATEMENTS

     The accompanying unaudited combined financial statements have been prepared by management in accordance with Canadian generally accepted accounting principles. In the opinion of management, the unaudited combined financial statements contain all adjustments (consisting only of normal recurring items) necessary to present fairly the financial position of Leland Energy and Watford Energy Ltd. ("Leland/Watford") as of June 30, 2001, and the results of operations and cash flows for the six-month periods presented. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The results of operations for the periods presented are not necessarily indicative of the results to be expected for the full year. Management believes the disclosures made are adequate to ensure that the information is not misleading in a material respect and suggests that these financial statements be read in conjunction with Leland/Watford financial statements for the year ended December 31, 2000.

2.   GROUP'S EQUITY

     During the six months ended June 30, 2001, the Group issued 3,406,602 flow-through voting common shares for proceeds aggregating $3,314,832. The resource expenditure deductions for income tax purposes related to exploratory and development activities funded by flow-through share arrangements are renounced to investors in accordance with Canadian tax legislation. As such, Canadian generally accepted accounting practices require future income tax liabilities and share capital to be adjusted by the estimated cost of the renounced tax deductions when the shares are issued. This adjustment totaled $1,425,378 relating to the flow-through voting common shares issued during the six months ended June 30, 2001.

3.   BONUSES

     Bonuses were accrued at June 30, 2001 in the amount of $5,725,455 for the purpose of distributing earnings to the Group prior to closing of the sale of the Group to MarkWest Acquisitions Corp.

4.   GAIN ON SALE OF PARTNERSHIP

     For the six months ended June 30, 2000, the Partnership distributed certain of its net assets with a net book value totaling $3,569,044 to the partners. The Partnership was then subsequently sold, which resulted in a gain totaling $8,679,640 for those entities included within the Group that collectively owned 25% of the Partnership.

5.   RECONCILIATION TO ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED
     STATES:

     The Group's combined financial statements have been prepared in accordance with accounting principles generally accepted in Canada ("GAAP"), which differ in some respects to those in the United States. Any differences in accounting principles as they pertain to the accompanying combined financial statements were not material except as described below:

LELAND/WATFORD GROUP
Interim Report for Six Months
 Ended June 30, 2001 and 2000

Notes to Interim Financial Statements
(Canadian Dollars, unaudited)

5. RECONCILIATION TO ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES (CONTINUED):

                                                             June 30,             June 30,
                                                              2001                 2000
                                                           -----------          -----------
     Net earnings in accordance with Canadian GAAP         $ 4,434,435          $ 6,390,592
     Adjustments:
          Accounting for income taxes (a)                   (1,425,378)                  --
                                                           -----------          -----------
     Net earnings under U.S. GAAP                          $ 3,009,057          $ 6,390,592
                                                           ===========          ===========

     Balance sheet items in accordance with U.S. GAAP:

                                             June 30
                                              2001
                                           -----------
     Assets:
          Current assets                   $15,213,303
          Capital assets                    22,941,854
                                           -----------
                                           $38,155,157
                                           ===========
     Liabilities and Group Equity:
          Current liabilities              $14,004,280
          Site restoration                     121,268
          Future income taxes (a)            6,196,629
          Group's equity                    17,832,980
                                           -----------
                                           $38,155,157
                                           ===========


     (a) The Canadian GAAP liability method of accounting for income taxes requires the measurement of future income tax liabilities and assets using income tax rates that reflect enacted income tax rate reductions provided it is more likely than not that the Group will be eligible for such enacted rate reductions in the period of reversal. U.S. GAAP allows the recording of such rate reductions only when claimed.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  PRO FORMA FINANCIAL INFORMATION

               UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma financial information has been prepared to assist in the analysis of the financial effects of the acquisition of the Leland/Watford Group ("Leland/Watford") by MarkWest Acquisitions Corp. We derived this information from the Leland/Watford audited combined financial statements for the year ended December 31, 2000 and unaudited financial statements for the six months ended June 30, 2001 and from Markwest's audited financial statements for the year ended December 31, 2000 and unaudited financial statements for the six months ended June 30, 2001. The information is only a summary and you should read it in conjunction with the historical financial statements and related notes contained in the annual reports and other information that Markwest has filed with the Securities and Exchange Commission and with the audited and unaudited financial statements of Leland/Watford contained herein. The applicable exchange rate is set forth in note (b).

You should consider several factors when comparing the historical financial information of Markwest and Leland/Watford and to the unaudited pro forma financial information, including the following:

     o The unaudited pro forma condensed combined balance sheet gives effect to the consolidation as if it had occurred on June 30, 2001. The unaudited 2000 pro forma combined statement of income gives effect to the merger as if it occurred on January 1, 2000. The unaudited pro forma combined statement of income for the first six months of 2001 also gives effect to the merger as if it occurred on January 1, 2000.

     o The unaudited pro forma information is for illustrative purposes only. If the acquisition had occurred in the past, the combined company's financial position and operating results might have been different from that presented in the unaudited pro forma condensed combined financial statements. In addition, the purchase price allocation is preliminary and will be finalized following further analysis of the assets acquired and liabilities assumed. You should not rely on the unaudited pro forma information as an indication of the financial position or operating results that the combined company would have achieved if the merger had occurred in the past. You also should not rely on the unaudited pro forma information as an indication of future results that the company will achieve after the acquisition.

                           MARKWEST HYDROCARBON, INC.
                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 2001
           (IN U.S. DOLLARS, UNLESS OTHERWISE NOTED, AND IN THOUSANDS)

                                                            CDN$             US$
                                                          LELAND/(a)     LELAND/(b)     ACQUISITION        MARKWEST
                                          MARKWEST         WATFORD        WATFORD       ADJUSTMENTS        PRO FORMA
                                          ---------       ----------     ----------     -----------        ---------
Assets

Current assets:
   Cash and cash equivalents              $   2,391       $   7,433      $   4,877      $      --          $   7,268
   Accounts receivable                       15,960           4,196          2,753             --             18,713
   Inventories                                5,248              --             --             --              5,248
   Risk management asset                      1,662              --             --             --              1,662
   Other assets                               1,082           3,584          2,351             --              3,433
                                          ---------       ---------      ---------      ---------          ---------
      Total current assets                   26,343          15,213          9,981             --             36,324
                                          ---------       ---------      ---------      ---------          ---------
Property and equipment:
   Gas processing, gathering,
      storage and marketing
      equipment                              99,058              --             --             --             99,058
   Oil and gas properties and
      equipment                              23,470          28,419         18,646         57,452 (c)         99,568
   Land, buildings & other
      equipment                               6,536             127             83          2,603 (c)          9,222
   Construction in progress                  14,730              --             --             --             14,730
                                          ---------       ---------      ---------      ---------          ---------
                                            143,794          28,546         18,729         60,055            222,578
   Less: accumulated depreciation,
        depletion and amortization           31,015           5,604          3,677         (3,677)(c)         31,015
                                          ---------       ---------      ---------      ---------          ---------
      Net property & equipment              112,779          22,942         15,052         63,732            191,563

Risk management asset                           725              --             --             --                725
Intangible assets, net                          253              --             --             --                253
                                          ---------       ---------      ---------      ---------          ---------
      Total assets                        $ 140,100       $  38,155      $  25,033      $  63,732          $ 228,865
                                          =========       =========      =========      =========          =========
Liabilities and shareholders' equity

Current liabilities:
   Accounts payable                       $   8,764       $   3,628      $   2,380      $      --          $  11,144
   Accrued liabilities                        8,114          10,376          6,808             --             14,922
   Risk management liability                    405              --             --             --                405
                                          ---------       ---------      ---------      ---------          ---------
                                             17,283          14,004          9,188             --             26,471

Deferred income taxes                        12,327           6,161          4,042         25,150 (c)         41,519
Long-term debt                               46,000              --             --         50,306 (c)         96,306
Other liabilities                                --             121             80             --                 80

Shareholders' equity:
   Common stock                                  87              --             --             --                 87
   Additional paid-in capital                42,539           1,989          1,305         (1,305)(c)         42,539
   Retained earnings                         21,136          15,879         10,418        (10,418)(c)         21,136
   Accumulated other
      comprehensive income                    1,279              --             --             --              1,279
   Treasury stock                              (551)             --             --             --               (551)
                                          ---------       ---------      ---------      ---------          ---------
      Total stockholders' equity             64,490          17,868         11,723        (11,723)            64,490

   Total liabilities and
        stockholders' equity              $ 140,100       $  38,155      $  25,033      $  63,732          $ 228,865
                                          =========       =========      =========      =========          =========

                           MARKWEST HYDROCARBON, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000
           (IN U.S DOLLARS, UNLESS OTHERWISE NOTED, AND IN THOUSANDS)

                                                         CDN$             US$
                                                       LELAND/(a)      LELAND/(b)      ACQUISITION        MARKWEST
                                       MARKWEST         WATFORD         WATFORD        ADJUSTMENTS        PRO FORMA
                                       ---------       ----------      ----------      -----------        ---------
Revenues:
      Gathering, processing and
        marketing                      $ 217,393       $      --       $      --              --          $ 217,393
      Exploration and production           4,161          16,985          11,441              --             15,602
                                       ---------       ---------       ---------       ---------          ---------
        Total revenues                   221,554          16,985          11,441              --            232,995

Expenses:
      Cost of sales                      173,281              --              --              --            173,281
      Operating expenses                  17,339           2,420           1,630              --             18,969
      General and administration           8,761           1,521           1,025              --              9,786
      Depletion, depreciation and
        amortization                       6,314           2,778           1,871           2,637 (d)         10,822
                                       ---------       ---------       ---------       ---------          ---------
        Total operating expenses         205,695           6,719           4,526           2,637            212,858

Income from operations:                   15,859          10,266           6,915          (2,637)            20,137

Other income and expense:
      Interest income                        101             491             331              --                432
      Interest expense                    (3,110)            (60)            (40)         (4,287)(e)         (7,437)
      Gain on sale of assets               1,000           8,680           5,847              --              6,847
      Other income (expense)                 (84)             --              --              --                (84)
                                       ---------       ---------       ---------       ---------          ---------
   Total other income and expense         (2,093)          9,111           6,138          (4,287)              (242)

Income before taxes                       13,766          19,378          13,053          (6,924)            19,895

Provision for income taxes                 4,888           6,750           4,547          (2,888)(f)          6,547
                                       ---------       ---------       ---------       ---------          ---------
Net income                             $   8,878       $  12,627       $   8,506       $  (4,036)         $  13,348
                                       =========       =========       =========       =========          =========
Weighted average number of
   common shares outstanding
      Basic                                8,452              --              --              --              8,452
      Diluted                              8,452              --              --              --              8,452
                                       ---------       ---------       ---------       ---------          ---------
Net income per common share
      Basic                            $    1.05              --              --              --          $    1.58
      Diluted                          $    1.05              --              --              --          $    1.58
                                       =========       =========       =========       =========          =========

See accompanying notes to pro forma financial statements.

                           MARKWEST HYDROCARBON, INC.
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 2001
           (IN U.S. DOLLARS, UNLESS OTHERWISE NOTED, AND IN THOUSANDS)

                                                           CDN$             US$
                                                        LELAND/(a)      LELAND/(b)      ACQUISITION        MARKWEST
                                        MARKWEST         WATFORD         WATFORD        ADJUSTMENTS        PRO FORMA
                                        ---------       ----------      ----------      -----------        ---------
Revenues:
      Gathering, processing and
        marketing                       $ 114,058       $      --       $      --              --          $ 114,058
      Exploration and production            5,036          17,312          11,403              --             16,439
                                        ---------       ---------       ---------       ---------          ---------
        Total revenues                    119,094          17,312          11,403              --            130,497

Expenses:
      Cost of sales                        98,675              --              --              --             98,675
      Operating expenses                    8,997           3,203           2,110              --             11,107
      General and administration            4,283           1,145             754              --              5,037
      Bonuses                                  --           5,725           3,771              --              3,771
      Depletion, depreciation
        and amortization                    3,405           2,039           1,343       2,863 (d)              7,611
                                        ---------       ---------       ---------       ---------          ---------
        Total operating expenses          115,360          12,112           7,978           2,863            126,201

Income from operations:                     3,734           5,200           3,425          (2,863)             4,296

Other income and expense:
      Interest income                          82             118              78              --                160
      Interest expense                     (1,260)             (2)             (1)         (1,756)(e)         (3,017)
      Gain on settlement of hedges             --           2,187           1,441              --              1,441
      Gain on sale of assets                   --              --              --              --                 --
      Other income (expense)                 (248)             --              --              --               (248)
                                        ---------       ---------       ---------       ---------          ---------
   Total other income and expense          (1,426)          2,303           1,518          (1,756)            (1,664)

Income before taxes                         2,308           7,503           4,943          (4,619)             2,632

Provision for income taxes                    851           3,068           2,021          (1,926)(f)            946
                                        ---------       ---------       ---------       ---------          ---------
Net income                              $   1,457       $   4,435       $   2,922       ($  2,693)         $   1,686
                                        =========       =========       =========       =========          =========
Weighted average number of
   common shares outstanding
      Basic                                 8,469              --              --              --              8,469
      Diluted                               8,498              --              --              --              8,469
                                        ---------       ---------       ---------       ---------          ---------
Net income per common share
      Basic                             $    0.17              --              --              --          $    0.20
      Diluted                           $    0.17              --              --              --          $    0.20
                                        =========       =========       =========       =========          =========


See accompanying notes to pro forma financial statements.

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION

     (a) Leland/Watford historical financial statements, prepared in accordance with Canadian generally accepted accounting principles, stated in Canadian dollars.

     (b) Leland/Watford's historical financial statements have been translated from Canadian dollars to U.S. dollars as follows:

          Leland/Watford's assets and liabilities were translated to U.S. dollars using the exchange rate in effect at June 30, 2001, of $1 Canadian to $0.6561 U.S.

          Leland/Watford's revenues and expenses for the year ended December 31, 2000, and the six months ended June 30, 2001, were translated to U.S. dollars using the weighted average exchange rate for the period of $1 Canadian to $0.6736 U.S. and $1 Canadian to $0.6587 U.S., respectively.

     (c) To eliminate the historical book value of Leland/Watford's assets and liabilities and to reflect the purchase of Leland/Watford's stock by MarkWest. The following table recaps the net pro forma adjustments to eliminate the historical book value of Leland/Watford's assets and liabilities and the allocation of the purchase price paid for Leland/Watford to the assets received and the liabilities assumed.

                                   ELIMINATION OF                      PURCHASE       NET PRO
                                   LELAND/WATFORD      PURCHASE         PRICE          FORMA
                                      HISTORICAL        PRICE         ALLOCATION     ADJUSTMENT
                                   --------------      --------       ----------     ----------
Current assets                        $ (9,981)                         $  9,981       $     --
Oil & gas properties                   (18,646)                           76,098         57,452
Other equipment                            (83)                            2,686          2,603
Accumulated depreciation,
  depletion & amortization               3,677                                --          3,677
                                      --------         --------         --------       --------
                                      $(25,033)                         $ 88,766       $ 63,732
                                      ========         ========         ========       ========

Current liabilities                   $ (9,188)        $  9,188                        $     --
Long-term debt                              --           50,306                          50,306
Deferred income taxes (i)               (4,042)          29,192                          25,150
Other liabilities                          (80)              80                              --
Common stock and
  paid-in capital                       (1,305)                                          (1,305)
Retained earnings                      (10,418)                                         (10,418)
                                      --------         --------         --------       --------
                                      $(25,033)        $ 88,766                        $ 63,732
                                      ========         ========         ========       ========

          The following table reflects the calculation of the purchase price for Leland/Watford:

          Current liabilities assumed             $ 9,188
          Incremental borrowings by MarkWest       50,306
          Deferred income taxes(i)                 29,192
          Other liabilities assumed                    80
                                                  -------
                                                  $88,766
                                                  =======

          (i) The difference between the book and tax basis of the Leland/Watford resulted in a deferred tax adjustment of approximately $29,000.

          The allocation of the purchase price to the assets acquired was based upon the estimated relative fair value of each asset. MarkWest estimated the fair value of Leland/Watford's current assets, other property, current liabilities and other non-current liabilities to be equivalent to Leland/Watford's historical net book value. The oil and gas properties of Leland/Watford were valued based upon proved and probable oil and gas reserve valuations prepared in conjunction with the acquisition and an internal appraisal was made of the undeveloped leasehold position and seismic of Leland/Watford.

     (d) The increase in the cost basis assigned to Leland/Watford's oil and gas properties resulted in an increase in the depreciation, depletion and amortization expense.

     (e) Interest expense increased as a result of borrowing approximately $50 million under MarkWest's new bank line of credit.

     (f) The income tax (provision) benefit was adjusted for the impact of the acquisition and the pro forma adjustments.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (d)  EXHIBITS.

          The following exhibits are furnished as part of this report.

          2.1  -    Share Purchase Agreement between MarkWest Acquisitions Corp.
                    and Kaiser Energy Ltd. (Schedules omitted. MarkWest agrees to provide supplementally a copy of the schedules to the Commission upon request)*

          2.2  -    Share Purchase Agreement between MarkWest Acquisitions Corp.
                    and Brian E. Hiebert, Guy C. Grieson, Ian R. De Bie, Gordon
                    A. Maybee, Erin Hiebert, Raylene Grierson, Kathleen De Bie, and Patricia Maybee. (Schedules omitted. MarkWest agrees to provide supplementally a copy of the schedules to the Commission upon request)*

          10.1 - Bank Credit Agreement between MarkWest Hydrocarbon, Inc. and Bank of America N.A.*

          10.2 - 4th Amended and Restated Credit Agreement among MarkWest Hydrocarbon, Inc., and various lenders

          10.3 - Canadian Credit Agreement among MarkWest Resources Canada Corp. and various lenders

          99.1 -    Consent of Independent Chartered Accountants -- KPMG LLP

          * Incorporated by reference from the Company's 8-K filed with the Commission on August 27, 2001

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2001                  MarkWest Hydrocarbon, Inc.


                                        By: /s/ Gerald A. Tywoniuk
                                            ----------------------------------
                                                    Gerald A. Tywoniuk
                                               Chief Financial Officer and
                                                Vice President of Finance
                                              (On Behalf of the Registrant
                                               and as Principal Financial
                                                 and Accounting Officer)

                                INDEX TO EXHIBITS

EXHIBIT NUMBER                            DESCRIPTION
     10.2           4th Amended and Restated Credit Agreement among MarkWest
                    Hydrocarbon, Inc., and various lenders

     10.3           Canadian Credit Agreement among MarkWest Resources Canada
                    Corp. and various lenders

     99.1           Consent of Independent Chartered Accountants--KPMG
